SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2006

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2006, UnitedHealth Group Incorporated (the “Company”) issued a press release discussing second quarter 2006 results. A copy of the press release is furnished herewith as Exhibit 99 and incorporated in this Item 2.02 by reference. The press release contains forward-looking statements regarding the Company.

To supplement our consolidated financial results as determined by generally accepted accounting principles (GAAP), the press release also discloses certain non-GAAP financial measures which management believes provides useful information to investors. The reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included below.

The “Part D Normalized” results have been presented to enhance comparability with 2005 quarterly results. The “Part D Normalized” results assume that full year Medicare Part D benefit costs are recognized based on actuarially projected utilization over the contract year. Accordingly, “Part D Normalized” results for the first half of 2006 include a pro rata share of management’s estimate of full year 2006 Medicare Part D benefit costs relating to beneficiaries as of June 30, 2006. “Part D Normalized” results are not meant to be considered in isolation or as a substitute for net earnings or diluted net earnings per share prepared in accordance with GAAP.

UNITEDHEALTH GROUP INCORPORATED

Reconciliation of Non-GAAP Financial Measures

“Part D Normalized”

(in millions, except per share data)

(unaudited)

	Three Months Ended June 30, 2006				Six Months Ended June 30, 2006
	Consolidated GAAP Reporting	Non-GAAP Reconciling Items		Consolidated “Part D Normalized”	Consolidated GAAP Reporting	Non-GAAP Reconciling Items		Consolidated “Part D Normalized”
REVENUES
Premiums	$16,509	$(76	)(a)	$16,433	$32,716	$(423	)(a)	$32,293
Services	1,213	—		1,213	2,420	—		2,420
Investment and Other Income	195	—		195	367	—		367

Total Revenues	17,917	(76)		17,841	35,503	(423)		35,080

COSTS
Medical Costs	13,535	(143	)(b)	13,392	26,908	(597	)(b)	26,311
Operating Costs	2,576	—		2,576	5,146	—		5,146
Depreciation and Amortization	168	—		168	325	—		325

Total Costs	16,279	(143)		16,136	32,379	(597)		31,782

EARNINGS FROM OPERATIONS	1,638	67		1,705	3,124	174		3,298

Interest Expense	(116)	—		(116)	(198)	—		(198)

EARNINGS BEFORE INCOME TAXES	1,522	67		1,589	2,926	174		3,100

Provision for Income Taxes	(548)	(24)		(572)	(1,053)	(63)		(1,116)

NET EARNINGS	$974	$43		$1,017	$1,873	$111		$1,984

BASIC NET EARNINGS PER COMMON SHARE	$0.73	$0.03		$0.76	$1.39	$0.08		$1.47

DILUTED NET EARNINGS PER COMMON SHARE	$0.70	$0.03		$0.73	$1.33	$0.08		$1.41

Diluted Weighted-Average Common Shares Outstanding	1,396	1,396		1,396	1,409	1,409		1,409

Medical Care Ratio	82.0%			81.5%	82.2%			81.5%
Operating Cost Ratio	14.4%			14.4%	14.5%			14.7%
Operating Margin	9.1%			9.6%	8.8%			9.4%
Return on Equity	21.8%			22.6%	20.9%			22.1%

(a)	Represents estimated CMS Medicare Part D risk-share premium adjustment that is recorded under GAAP as results fall within the provisions of the risk-sharing arrangement. This adjustment is not necessary under “Part D Normalized” as medical costs reflect a pro-rata share of estimated annual medical costs.
(b)	Represents actual medical costs incurred under the Medicare Part D contract in excess of a pro-rata share of estimated annual medical costs.

Certain account balances and financial measures have been presented in this earnings release excluding our AARP business. Management believes these disclosures are meaningful since underwriting gains or losses related to the AARP business are recorded as an increase or decrease to a rate stabilization fund (RSF) and the effects of changes in balance sheet amounts associated with the AARP program accrue to the overall benefit of the AARP policyholders through the RSF balance. Although the

Company is at risk for underwriting losses to the extent cumulative net losses exceed the balance in the RSF, the Company has not been required to fund any underwriting deficits to date and management believes the RSF balance is sufficient to cover potential future underwriting or other risks associated with the contract.

UNITEDHEALTH GROUP INCORPORATED

Reconciliation of Non-GAAP Financial Measures

Consolidated Reporting Excluding AARP

(in millions)

(unaudited)

	June 30, 2006			December 31, 2005
	Consolidated GAAP Reporting	AARP Program Balances	Consolidated Reporting Excluding AARP	Consolidated GAAP Reporting	AARP Program Balances	Consolidated Reporting Excluding AARP
Accounts Receivable, net	$1,350	$421	$929	$1,200	$414	$786
Other Current Assets	$4,094	$1,777	$2,317	$3,339	$1,792	$1,547
Other Current Liabilities	$9,996	$1,148	$8,848	$5,992	$1,205	$4,787
Medical Costs Payable	$8,241	$1,050	$7,191	$7,301	$1,001	$6,300

Adjusted Cash Flows from Operating Activities is presented to facilitate the comparison of cash flows from operating activities for periods in which the Company does not receive its monthly premium payments from the Centers for Medicare and Medicaid Services (CMS) in the applicable quarter. CMS generally pays their monthly premium on the first calendar day of the applicable month. If the first calendar day of the month falls on a weekend or a holiday, CMS has typically paid the Company on the last business day of the preceding calendar month. As such, GAAP operating cash flows may vary depending upon which payments are received by the Company from CMS during a particular period. Adjusted Cash Flows from Operating Activities presents operating cash flows assuming that each monthly CMS premium payment was received on the first calendar day of the applicable month.

UNITEDHEALTH GROUP INCORPORATED

Reconciliation of Non-GAAP Financial Measures

Adjusted Cash Flows from Operating Activities

(in millions)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
GAAP Cash Flows From Operating Activities	$1,718	$1,242	$4,606	$2,377
July 2006 CMS Premium Payment Received in June 2006	(1,511)	—	(1,511)	—
April 2006 CMS Premium Payment Received in March 2006	1,336	—	—	—
January 2005 CMS Premium Payment Received in December 2004	—	—	—	275

Adjusted Cash Flows From Operating Activities	$1,543	$1,242	$3,095	$2,652

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases (including the earnings release attached as Exhibit 99 to this report and the earnings conference call described in such earnings release), filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

•	increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

•	heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

•	events that may negatively affect our contract with AARP;

•	uncertainties regarding changes in Medicare laws, including results of the Part D program and coordination of information systems and accuracy of certain assumptions, and funding risks with respect to revenue received from Medicare and Medicaid programs;

•	increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

•	potential consequences surrounding findings of our ongoing internal investigation, investigation by a committee of our independent directors and informal SEC inquiry into our stock option granting practices, as well as a subpoena from the office of the U.S. Attorney for the Southern District of New York, requesting documents relating to stock option grants since 1999 and a request from the Internal Revenue Service for documents relating to the compensation of certain executive officers;

•	uncertainty of results of pending civil litigation relating to our stock option granting practices;

•	our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

•	regulatory and other risks associated with the pharmacy benefits management industry;

•	failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences;

•	possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

•	costs associated with compliance with restrictions on patient privacy, including system changes, development of new administrative processes, and potential noncompliance by our business associates;

•	misappropriation of our proprietary technology; and

•	the anticipated benefits of our acquisition of PacifiCare Health Systems, Inc. may not be realized due to a number of uncertainties, including integration of PacifiCare into UnitedHealth Group, and general competitive factors in the marketplace, which could result in increased costs, decreases in the amount of expected revenues and diversion of management’s time and resources.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

Exhibit	Description
99	Press Release, dated July 19, 2006, issued by UnitedHealth Group Incorporated

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2006

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
Dannette L. Smith
Deputy General Counsel & Assistant Secretary

EXHIBIT INDEX

Number	Description
99	Press Release, dated July 19, 2006, issued by UnitedHealth Group Incorporated